Exhibit 99.1

Allscripts Reports Fiscal 2010 First Quarter Results

GAAP EPS of 9 cents and Non-GAAP EPS of 15 cents

CHICAGO – September 29, 2009 – Allscripts-Misys Healthcare Solutions, Inc. (Allscripts or the Company) today announced its financial results for the three months ended August 31, 2009, its first quarter of fiscal 2010.

Total revenue for the three months ended August 31, 2009 was $164.9 million, compared to $92.8 million for the same period last year. Non-GAAP revenue for the three months ended August 31, 2009 was $167.5 million, compared to non-GAAP revenue of $164.7 million for the same period last year. Non-GAAP revenue for the three months ended August 31, 2009 and 2008 are comprised of revenue from Allscripts and Misys Healthcare (Misys), respectively, for the full three-month period of each respective year, giving effect to the add-back of a deferred revenue adjustment of $2.6 million recorded for GAAP purposes in the three month period ended August 31, 2009. In addition, non-GAAP revenue for three months ended August 31, 2008 excludes $9.9 million in prepackaged medications revenue that were recorded for GAAP purposes. Allscripts disposed of its prepackaged medications business on March 16, 2009. Please see “Explanation of Non-GAAP Financial Measures” below for a discussion of non-GAAP measures.

Gross margin percentage was 54.0% for the first quarter of fiscal 2010, compared to 53.9% for the same period last year. Based on non-GAAP revenue for each respective quarter, gross margin percentage was 54.7% for the first quarter of fiscal 2010, compared to 53.9% during the first quarter of fiscal 2009.

Net income for the three months ended August 31, 2009 was $12.9 million compared to net income of $5.4 million for the same period last year. Earnings for the three months ended August 31, 2009 were $0.09 cents per diluted share.

Non-GAAP net income for the three months ended August 31, 2009 was $22.2 million, compared to non-GAAP net income of $14.8 million for the same period last year, representing an increase of 50.0%. Non-GAAP net income for the three months ended August 31, 2009 and 2008 are comprised of net income from Allscripts and Misys, respectively, for the full three-month period of each respective year, giving effect to the add-back of acquisition-related amortization of $3.5 million and $2.4 million, respectively, net of tax; total stock-based compensation expense of $2.0 million and $1.5 million, respectively, net of tax; and transaction-related expenses of $2.4 million and $4.2 million, net of tax. Non-GAAP net income for the three months ended August 31, 2009 also gives effect to a deferred revenue adjustment of $1.5 million, net of tax; and the three months ended August 31, 2008 eliminates prepackaged medications net income of $0.5 million. Non-GAAP earnings for the three months ended August 31, 2009 were $0.15 cents per diluted share.

As of August 31, 2009 the Company had cash and marketable securities of $86.9 million.

“Allscripts posted solid results this quarter across all of our key metrics,” said Glen Tullman, Chief Executive Officer of Allscripts. “Our results are a reflection of a successful merger, a focused effort on the processes critical to our growth, and great execution by our team. We’re seeing strong demand for our products, even in advance of the federal stimulus incentives that we expect will accelerate adoption as we work towards our vision of transforming healthcare into a connected system of health.”

Conference Call

Allscripts will conduct a conference call today, September 29, 2009 at 4:30 PM Eastern Daylight Time to discuss the Company’s earnings and other information. The conference call can be accessed via the Internet at www.allscripts.com, or by dialing (877) 230-5050 and requesting the Allscripts earnings call. International callers can access the audio portion of the webcast by dialing (973) 532-4923 and requesting the Allscripts Investor Presentation. A Microsoft Windows Media Player web replay will be available four hours after the conclusion of the call for a period of two weeks at www.allscripts.com or by calling (800) 642-1687 - or (706) 645-9291 for international callers - ID # 27582277.

(Minimum requirements to listen to the call online are: Microsoft Windows Media Player software, downloadable free from http://windowsmedia.com/download/download.asp, an Internet connection, and speakers or earphones).

Basis of Presentation

The Company’s results for the three months ended August 31, 2009 include results of Allscripts for the complete fiscal quarter. The Company’s GAAP results for the three months ended August 31, 2008 include only the results of Misys. A subsidiary of Allscripts merged with Misys, formerly a division of Misys plc, on October 10, 2008, at which time the legal name of Allscripts became Allscripts-Misys Healthcare Solutions, Inc.

Explanation of Non-GAAP Financial Measures

Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents in this press release non-GAAP revenue and net income, including non-GAAP net income on a per share basis, which are non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Non-GAAP revenue consists of GAAP revenue and legacy Allscripts revenue for periods prior to the consummation date of the Misys merger and adds back the deferred revenue adjustment booked for GAAP purposes and excludes revenue from prepackaged medications. Non-GAAP net income consists of GAAP net income and includes legacy Allscripts net income for periods prior to the consummation date of the Misys merger, excludes acquisition-related amortization, stock-based compensation expense under SFAS No. 123R, and transaction-related expenses, adds back the deferred revenue adjustment and excludes net income from prepackaged medications, in each case net of any related tax benefit.

•

Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with acquisitions or investments. Allscripts excludes acquisition-related amortization expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation and should also note that such expense will recur in future periods.

•

Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees. Allscripts excludes stock-based compensation expense from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods and should also note that such expense will recur in future periods.

•

Transaction-Related Expenses. Transaction-related expenses are fees and expenses, including legal, investment banking and accounting fees, incurred in connection with announced transactions. Allscripts excludes transaction-related expenses from non-GAAP net income because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Allscripts business operations and (ii) such expenses can vary significantly between periods.

•

Deferred Revenue Adjustment. Deferred revenue adjustment reflects the fair value adjustment to deferred revenues acquired in connection with the transactions consummated with Misys plc on October 10, 2008. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin, to perform services related to legacy Allscripts software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of October 10, 2008. Allscripts adds back this deferred revenue adjustment for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of Allscripts operations.

•

Prepackaged Medications. As noted, Allscripts disposed of the prepackaged medications business on March 16, 2009. The results of this business have been excluded from non-GAAP revenue and net income because Allscripts believes this provides the most relevant comparison of the underlying performance of Allscripts operations.

Management also believes that non-GAAP revenue and net income provide useful supplemental information to management and investors regarding the underlying performance of the Company’s business operations and facilitates comparisons to our historical operating results. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of the Company’s core operating results. Note, however, that non-GAAP revenue and net income are performance measures only, and they do not provide any measure of the Company’s cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts’ results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the attached condensed consolidated financial statements.

About Allscripts

Allscripts (NASDAQ: MDRX) uses innovation technology to bring health to healthcare. More than 160,000 physicians, 800 hospitals and nearly 8,000 post-acute and homecare organizations utilize Allscripts to improve the health of their patients and their bottom line. The Company’s award-winning solutions include electronic health records, electronic prescribing, revenue cycle management, practice management, document management, hospital care management, emergency department information systems and homecare automation. Allscripts is the brand name of Allscripts-Misys Healthcare Solutions, Inc. To learn more, visit www.allscripts.com.

This news release may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; undetected errors or similar problems in our software products; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; possible regulation of the Company’s software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions; the ability to recognize the benefits of the merger with Misys Healthcare Systems, LLC (“Misys”); the integration of Misys with the Company and the possible disruption of current plans and operations as a result thereof; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining our intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers; our ability to obtain, use or successfully integrate third-party licensed technology; breach of our security by third parties; and the risk factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our 2009 Annual Report on Form 10-K available through the Web site maintained by the Securities and Exchange Commission at www.sec.gov. The Company undertakes no obligation to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Allscripts-Misys Healthcare Solutions, Inc.

Condensed Consolidated Balance Sheets

(In millions)

	August 31, 2009	May 31, 2009
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$84.8	$71.2
Accounts receivable, net	150.3	155.1
Deferred taxes, net	1.5	1.1
Inventories	2.3	2.6
Prepaid expenses and other current assets	36.5	31.1

Total current assets	275.4	261.1
Long-term marketable securities	2.1	2.3
Fixed assets, net	17.5	17.3
Software development costs, net	16.4	13.5
Intangible assets, net	222.4	227.8
Goodwill	417.9	418.4
Other assets	12.5	12.4

Total assets	$964.2	$952.8

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$18.9	$19.3
Accrued expenses	41.3	41.5
Accrued compensation and benefits	10.3	16.6
Deferred revenue	86.6	86.0
Other current liabilities	1.2	0.8

Total current liabilities	158.3	164.2
Long-term debt	40.0	63.7
Deferred taxes, net	24.1	20.4
Other liabilities	4.2	4.1

Total liabilities	226.6	252.4
Total stockholders’ equity	737.6	700.4

Total liabilities and stockholders’ equity	$964.2	$952.8

Allscripts-Misys Healthcare Solutions, Inc.

Condensed Consolidated Statements of Operations

(In millions, except per-share amounts)

(Unaudited)

	Three Months Ended August 31,
	2009	2008
Revenue:
System sales	$33.5	$13.0
Professional services	15.9	7.4
Maintenance	59.4	36.7
Transaction processing and other	56.1	35.7

Total revenue	164.9	92.8

Cost of revenue: (a)
System sales	19.6	7.2
Professional services	15.5	6.5
Maintenance	20.9	15.1
Transaction processing and other	19.8	14.0

Total cost of revenue	75.8	42.8

Gross profit	89.1	50.0

Selling, general and administrative expenses (b)	52.9	32.8
Research and development	12.0	8.0
Amortization of intangible assets	2.6	0.2

Income from operations	21.6	9.0

Interest expense	(0.7)	(0.1)
Interest income and other, net	0.1	—

Income before income taxes	21.0	8.9

Provision for income taxes	(8.1)	(3.5)

Net income	$12.9	$5.4

Net income per share—basic and diluted	$0.09	$0.06

Weighted-average shares of common stock outstanding used in computing basic net income per share	143.0	82.9

Weighted-average shares of common stock outstanding used in computing diluted net income per share	148.0	82.9

(a)	Includes amortization of intangibles of $3.1 and $0.4 in the three months ended August 31, 2009 and 2008, respectively.
(b)	Includes stock-based compensation of $3.3 and $0.8 in the three months ended August 31, 2009 and 2008, respectively.

Allscripts-Misys Healthcare Solutions, Inc.

Condensed Non-GAAP Financial Information

(In millions, except per-share amounts)

(Unaudited)

	Three Months Ended August 31,
	2009	2008
Non-GAAP Revenue

Total revenue, as reported	$164.9	$92.8

AHS revenue pre-merger (a)	—	81.8
Deferred revenue adjustment	2.6	—
Elimination of prepackaged medications	—	(9.9)

Total Non-GAAP Revenue	$167.5	$164.7

	Three Months Ended August 31,
	2009	2008
Non-GAAP Net Income (All adjustments tax effected at 39%)

Net income, as reported	$12.9	$5.4

AHS net income pre-merger (a)	—	1.8
Elimination of prepackaged medications	—	(0.5)
Deferred revenue adjustment	1.5	—
Stock-based compensation expense	2.0	1.5
Acquisition-related amortization expense	3.5	2.4
Transaction-related expense	2.4	4.2
Tax adjustment for the fiscal year 2010 period to 39%	(0.1)	—

Non-GAAP Net Income	$22.2	$14.8

Weighted average shares of common stock outstanding used in computing diluted non-GAAP adjusted net income per share	148.0	82.9

Non-GAAP Net Income Per Share - diluted	$0.15	$0.18

(a)	AHS revenue and net income, pre merger, from continuing operations. Physicians Interactive was excluded as a discontinued operation in historical periods and was divested in September 2008.